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                                                                   EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 22, 1999 which appears in Universal Electronics Inc.'s Annual Report Form 10-K/A for the year ended December 31, 1998.




/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP
Costa Mesa, California
November 8, 1999